UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2011

EAGLE ROCK ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	001-33016	68-0629883
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1415 Louisiana Street, Suite 2700
Houston, Texas  77002
(Address of principal executive offices, including zip code)

(281) 408-1200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Eagle Rock Energy Partners, L.P. (the “Partnership”) and Eagle Rock Energy Finance Corp. (the “FinanceCo” and, together with the Partnership, the “Issuers”) are filing a registration statement today on Form S-4, which incorporates by reference the contents of this Current Report on Form 8-K. Certain subsidiaries of the Partnership (the “Subsidiary Guarantors”) will be co-registrants with the Issuers, and the registration statement will register guarantees of debt securities by the Subsidiary Guarantors. At such time, the Issuers will become subject to the requirements of Rule 3-10 of Regulation S-X regarding financial statements of guarantors and issuers of guaranteed securities registered or being registered. Pursuant to Rule 3-10 of Regulation S-X, the Partnership is adding in Exhibit 99.1 to this Current Report on Form 8-K a revised Note 20 to the Consolidated Financial Statements of the Partnership at December 31, 2010 and 2009 and for the three years ended December 31, 2010 in Item 8 of the Partnership's Annual Report on Form 10-K for the year ended December 31, 2010, which Item 8 is updated in this Current Report on Form 8-K in Exhibit 99.1.
This report should be read in conjunction with the Partnership's Annual Report on Form 10-K for the year ended December 31, 2010, as well as its other filings with the Securities and Exchange Commission.
This Current Report on Form 8-K also includes historical financial statements of CC Energy II L.L.C. and its subsidiaries (collectively, “Crow Creek Energy”). These financial statements are being filed to satisfy the requirements of Rule 3-10(g) of Regulation S-X, will be incorporated by reference into the registration statement, and are filed herewith as Exhibit 99.4.
Item 9.01 Financial Statements and Exhibits.
(a)    Financial Statements of Business Acquired.
The audited consolidated financial statements of Crow Creek Energy as of December 31, 2010 and 2009 and for the years ended December 31, 2010, 2009 and 2008, and the unaudited consolidated financial statements of Crow Creek Energy for the three month period ended March 31, 2011 and 2010, are included in Exhibit 99.4 hereto
(d)     Exhibits.

Exhibit No.	Description
23.1*	Consent of Deloitte & Touche LLP
23.2*	Consent of Grant Thornton LLP
99.1*	"Item 8. Financial Statements” of the Partnership's Annual Report on Form 10-K for the year ended December 31, 2010.
99.2*
Unaudited consolidated financial statements of CC Energy II L.L.C. and Subsidiaries as of March 31, 2011 and for the three months ended March 31, 2011 and 2010, and the audited consolidated financial statements of CC Energy II L.L.C. as of December 31, 2010 and 2009 and the years ended December 31, 2010, 2009 and 2008.

______________________

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.

	By:	Eagle Rock Energy GP, L.P., its general partner

	By:	Eagle Rock Energy G&P, LLC, its general partner

Date: November 14, 2011	By:	/s/ Jeffrey P. Wood
	Name:	Jeffrey P. Wood
	Title:	Senior Vice President, Chief Financial Officer and Treasurer of Eagle Rock Energy G&P, LLC, General Partner of Eagle Rock Energy GP, L.P., General Partner of Eagle Rock Energy Partners, L.P.

INDEX TO EXHIBITS

Exhibit No.	Description
23.1*	Consent of Deloitte & Touche LLP
23.2*	Consent of Grant Thornton LLP
99.1*	"Item 8. Financial Statements” of the Partnership's Annual Report on Form 10-K for the year ended December 31, 2010.
99.2*
Unaudited consolidated financial statements of CC Energy II L.L.C. and Subsidiaries as of March 31, 2011 and for the three months ended March 31, 2011 and 2010, and the audited consolidated financial statements of CC Energy II L.L.C. as of December 31, 2010 and 2009 and the years ended December 31, 2010, 2009 and 2008.

______________________

*	Filed herewith.